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                                                                      EXHIBIT 9


                                    Statement

         The undersigned hereby agree that the Schedule 13-D, to which this Statement is an exhibit, is filed on behalf of each of us.

                                                 /s/ Pershing Sun
                                                 ------------------------------
                                                 Pershing Sun

                                                 /s/ Betty Sun
                                                 ------------------------------
                                                 Betty Sun


Dated:  August 10, 1998